INCOME TAXES - Deferred Tax Assets (Details) - USD ($)	Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2021
INCOME TAXES
Bad debt allowance recorded for accounts receivable , other receivable, and long-term prepayments	$ 2,643,662	$ 301,885	$ 333,280
Inventory provision	14,972	15,355	16,952
Net operating loss carry-forward	2,850	2,924	690,882
Less: valuation allowance	$ (2,661,484)		(687,654)
Total		$ 320,164	$ 353,460